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                                                                 EXHIBIT 23.1



                         CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (file no. 333-32435) of Image Guided Technologies, Inc. of our report dated April 14, 1999, except for Note 14 as to which the date is November 12, 1999, appearing on page 14 of this Annual Report on Form 10-KSB-A.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Boulder, Colorado
November 22, 1999